EXHIBIT 10.33

             AMENDMENT NUMBER SIX DATED AS OF APRIL 1, 2000 BETWEEN
                  THE COMPANY AND FOOTHILL CAPITAL CORPORATION

      THIS AMENDMENT NUMBER SIX TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment") is entered into as of April 1, 2000, by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and THE CHILDREN'S PLACE RETAIL STORES, INC., a Delaware corporation ("Borrower"), in light of the following:

      A. Borrower and Foothill have previously entered into that certain Amended and Restated Loan and Security Agreement, dated as of July 31, 1997 (as amended, the "Agreement").

      B. Borrower and Foothill desire to further the Agreement as provided for and on the conditions herein.

      NOW, THEREFORE, Borrower and Foothill hereby amend the Agreement as follows:

      1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

      2. AMENDMENT. Section 7.14 of the Agreement is amended to read as follows:

            "Advances, Investments and Loans. Make any Investment except:

                        (a) Investments in cash and cash equivalents;

                        (b) so long as no Event of Default shall have occurred
            and be continuing, or would occur as a consequence thereof, Borrower and its Subsidiaries may (i) make loans and advances to employees for moving and travel expenses and other similar expenses, in each case incurred in the ordinary course of business, and (ii) make other loans and advances to directors, officers and employees so long as there has been at least $10,000,000 of borrowing availability pursuant to Section 2.1 for the 90 day period preceding such loan or advance and on such date after taking into account the particular loan or advance; and

                        (c) Investments in existence on the date hereof and so
            long as no Event of Default shall have occurred and be continuing, or would occur as a consequence thereof, extensions, renewals, modifications, restatements or replacements thereof so long as the aggregate dollar amount of all such extensions, renewals, modifications, restatements, or replacements does not exceed the amount of such Investments in existence on the date hereof."

      3. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Foothill that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof."

      4. NO DEFAULTS. Borrower hereby affirms to Foothill that no Event of Default has occurred and is continuing as of the date hereof.

      5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Foothill of an executed copy of this Amendment.


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      6. COSTS AND EXPENSES. Borrower shall pay to Foothill all of Foothill's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

      7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, (including Section 3.5) shall remain in full force and effect.

      8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


                          FOOTHILL CAPITAL CORPORATION,
                          a California corporation

                          By:         /s/ Todd Colpitts
                             ----------------------------------------------
                          Title:        Vice President
                                -------------------------------------------


                          THE CHILDREN'S PLACE RETAIL STORES, INC., a Delaware corporation

                          By:         /s/ Seth Udasin
                             ----------------------------------------------
                          Title:    Vice President & CFO
                                -------------------------------------------


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